Dreyfus
      U.S. Treasury
      Intermediate Term Fund

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                             9   Statement of Financial Futures

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                            22   Board Members Information

                            24   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus U.S. Treasury
                                                         Intermediate Term Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus U.S. Treasury Intermediate Term Fund, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gerald E. Thunelius.

In stark contrast to the stock market's overall dismal performance, bonds from government and corporate issuers generally performed well in 2002. In fact, 2002 marked the third consecutive year of broad bond market gains and stock market losses. In an environment roiled by allegations of corporate scandal, a lackluster economy and the threat of war, investors flocked to high-quality, fixed-income securities. Declining interest rates and heightened investor demand drove prices of U.S. Treasury securities higher and investment-grade corporate bonds also performed well, despite the bankruptcies of several major U.S. corporations.

Can bonds continue to produce attractive total returns in 2003? No one can know for sure. However, we believe that sector allocation and security selection will be key in 2003, requiring intensive research to find the most compelling opportunities. In the meantime, we continue to encourage you to maintain an ongoing dialogue with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,



/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager

How did Dreyfus U.S. Treasury Intermediate Term Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the fund achieved a total return of 8.59% .(1) In comparison, the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Intermediate-Term (1-10 Years) Index, achieved a total return of 9.05% for the same period.(2)

We attribute the fund's positive overall performance to a persistently weak U.S. economy, declining interest rates and heightened demand for high-quality, fixed-income securities amid high-profile corporate scandals and rising international tensions related to possible war in Iraq. The fund produced lower returns than its benchmark because of its relatively conservative duration management strategy, which limited the fund's sensitivity to falling interest rates.

What is the fund's investment approach?

On December 18, 2002, fund shareholders voted to change the fund's investment objective. Effective January 20, 2003, the fund's investment objective is to seek to maximize total return consisting of capital appreciation and current income. The fund's prior investment objective was to seek high current income.

As a U.S. Treasury securities fund, the fund invests in U.S. Treasury bills, notes and other securities issued or guaranteed by the United States government and its agencies or instrumentalities. The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S. Treasuries.

Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. government, they are generally considered among the highest-quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of credit safety. Of course, the market value of the fund's securities and the value of fund shares are not

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

insured   or   guaranteed   by   the  U.S.  government.  The  fund  maintains  a
dollar-weighted average maturity between three and 10 years.

What other factors influenced the fund's performance?

The fund and the bond markets were influenced by a number of economic and market forces during the reporting period. Chief among them was the lackluster recovery from the 2001 recession. Although the economy appeared to gain momentum early in the year in response to the Federal Reserve Board's (the "Fed") aggressive 2001 interest-rate reduction campaign, by the summer of 2002 the recovery appeared to be in danger of stalling. Because of what the Fed called a "soft spot" in the U.S. economy, it took action in November and reduced the benchmark federal funds rate by another 0.50 percentage points. The combination of inconsistent economic growth, low inflation and falling interest rates helped support the prices of most interest-rate-sensitive bonds.

In addition, the fund's performance was positively affected by investors' strong preference for high-quality, fixed-income securities. Faced with a third consecutive year of stock market declines, a number of corporate scandals affecting major U.S. corporations and mounting fears of a possible military conflict in Iraq, investors generally engaged in a "flight to quality" in which they shifted assets from credit-sensitive investments, such as stocks and corporate bonds, to perceived safe havens, including intermediate-term U.S. Treasuries.

These economic and market forces caused yields of U.S. Treasury securities to fall to historically low levels. As yields fell, their prices rose, producing substantial levels of capital appreciation that contributed positively to the fund' s total return. In fact, U.S. Treasury securities ranked among the top-performing fixed-income investments of 2003. However, we generally set the fund' s average duration -- a measure of sensitivity to changing interest rates -- at points that we considered in line with the fund's peer group average. In hindsight, the fund would have benefited from a longer average duration,
especially   in   November,   when  the  Fed  cut  short-term  interest  rates.


What is the fund's current strategy?

With interest rates and intermediate-term bond yields near historically low levels, we believe that there is little room for them to fall further. On the other hand, if current monetary and fiscal stimuli cause the economy to gather momentum in 2003, we see plenty of room for interest rates and bond yields to rise. Accordingly, we have continued to maintain the fund's average duration in the neutral range, which we believe should give us the flexibility we need to respond quickly, if and when rates begin to rise, without sacrificing significant amounts of current income in the meantime.

As of December 31, 2002, we have allocated approximately 12% of the fund's assets to Treasury Inflation Protected Securities, also known as TIPS. As their name implies, these securities offer protection from the eroding effects of inflation through a yield that varies with the inflation rate. However, if the index measuring inflation falls, the interest payable on these securities will be reduced. Because inflation is currently at very low levels, TIPS offered attractive values, in our view. If the economy gains strength and inflationary pressures reemerge, we believe that TIPS should produce attractive returns.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, INTERMEDIATE-TERM (1-10 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-10 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

                                                             The Fund

FUND PERFORMANCE

                                  Merrill Lynch Governments,
                                    U.S. Treasury,
          Dreyfus U.S. Treasury     Intermediate-Term
 PERIOD   Intermediate Term Fund  (1-10 Years) Index *


12/31/92         10,000                10,000
12/31/93         11,105                10,818
12/31/94         10,665                10,633
12/31/95         12,347                12,185
12/31/96         12,728                12,660
12/31/97         13,699                13,641
12/31/98         14,741                14,819
12/31/99         14,229                14,900
12/31/00         16,061                16,418
12/31/01         17,321                17,751
12/31/02         18,809                19,358


* Source: Bloomberg L.P.

Comparison of change in value of $10,000 investment in Dreyfus U.S. Treasury Intermediate Term Fund and the Merrill Lynch Governments, U.S. Treasury,
Intermediate-Term (1-10 Years) Index

--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 12/31/02

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            8.59%              6.55%             6.52%

((+))  SOURCE: BLOOMBERG L.P.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND ON 12/31/92 TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, INTERMEDIATE-TERM (1-10 YEARS) INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-10 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 2002


                                                                                            Principal
BONDS AND NOTES--100.5%                                                                    Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES--16.0%

Federal Home Loan Banks,

   Bonds, 5.75%, 5/15/2012                                                                    4,800,000                5,376,000

Federal Home Loan Mortgage Corp.,

   Notes, 4.75%, 10/11/2012                                                                   5,000,000  (a)           5,054,290

Federal National Mortgage Association,

   Notes, 4.9%, 6/13/2007                                                                     7,500,000                8,047,883

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          3,750,000  (b)           4,550,644

                                                                                                                      23,028,817

U.S. TREASURY BONDS--17.8%

   9.875%, 11/15/2015                                                                        16,600,000               25,631,395

U.S. TREASURY INFLATION PROTECTION SECURITIES--12.4%

   3.5%, 1/15/2011                                                                            7,500,000  (b)           8,553,576

   3.875%, 1/15/2009                                                                          4,529,000  (a,b)         5,570,808

   Coupon Strips:

      0%, 10/15/2028                                                                            290,000  (b,c)           257,186

      0%, 4/15/2029                                                                             290,000  (b,c)           261,661

   Principal Strips,

      0%, 4/15/2029                                                                           5,850,000  (b,d)         3,219,249

                                                                                                                      17,862,480

U.S. TREASURY NOTES--54.3%

   3%, 11/15/2007                                                                            18,578,000               18,807,253

   3.25%, 8/15/2007                                                                           7,500,000  (a)           7,688,025

   3.5%, 11/15/2006                                                                           7,500,000  (a)           7,806,975

   4.375%, 5/15/2007                                                                          7,500,000  (a)           8,053,125

   6.125%, 8/15/2007                                                                          7,500,000  (a)           8,626,725

   6.5%, 5/15/2005                                                                            4,000,000  (a)           4,441,400

   7%, 7/15/2006                                                                             19,500,000  (a)          22,614,539

                                                                                                                      78,038,042

TOTAL BONDS AND NOTES
   (cost $140,663,003)                                                                                               144,560,734

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

OTHER INVESTMENTS--.6%                                                                         Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                       266,000  (e)             266,000

Dreyfus Institutional Cash Advantage Plus Fund                                                  266,000  (e)             266,000

Dreyfus Institutional Preferred Plus Money Market Fund                                          266,000  (e)             266,000

TOTAL OTHER INVESTMENTS
   (cost $798,000)                                                                                                       798,000
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL FOR
   SECURITIES LOANED--32.0%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund
   (cost $46,009,405)                                                                        46,009,405               46,009,405
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $187,470,408)                                                            133.1%              191,368,139

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (33.1%)             (47,558,997)

NET ASSETS                                                                                       100.0%              143,809,142

(A)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT DECEMBER 31, 2002, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $44,646,850 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $46,009,405.

(B)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES IN THE CONSUMER PRICE INDEX.

(C)  NOTIONAL FACE AMOUNT SHOWN.


(D)  PARTIALLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES
POSITIONS.

(E)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(D).

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

December 31, 2002


                                                                   Market Value                                          Unrealized
                                                                     Covered by                                      (Depreciation)
                                            Contracts             Contracts ($)                Expiration         at 12/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES LONG

U.S. Treasury 10 Year Notes                       156                17,947,313                March 2003                   (51,188)

FINANCIAL FUTURES SHORT

U.S. Agency 10 Year Notes                         134                14,936,813                March 2003                  (234,703)

                                                                                                                          (285,891)



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including $44,646,850 of securities loaned)        187,470,408   191,368,139

Receivable for investment securities sold                             14,074,520

Interest receivable                                                    1,683,511

Receivable for shares of Beneficial Interest subscribed                  113,631

Prepaid expenses                                                          16,829

                                                                     207,256,630
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            81,521

Cash overdraft due to Custodian                                         132,548

Liability for securities loaned--Note 1(b)                           46,009,405

Payable for investment securities purchased                          16,358,535

Payable for shares of Beneficial Interest redeemed                      816,842

Payable for futures variation margin--Note 4                              5,125

Accrued expenses                                                         43,512

                                                                     63,447,488
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      143,809,142
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     154,859,480

Accumulated undistributed investment income--net                         77,548

Accumulated net realized gain (loss) on investments                 (14,739,726)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($285,891) net unrealized
  (depreciation) on financial futures]                                3,611,840
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      143,809,142
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial            10,985,713
  Interest authorized)


NET ASSET VALUE, offering and redemption price per share ($)              13.09

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                             5,226,389

Cash dividends                                                          38,044

Income from securities loaned                                           69,422

TOTAL INCOME                                                         5,333,855

EXPENSES:

Management fee--Note 3(a)                                              849,452

Shareholder servicing costs--Note 3(b)                                 271,919

Professional fees                                                       51,688

Trustees' fees and expenses--Note 3(c)                                  29,726

Registration fees                                                       22,786

Custodian fees--Note 3(b)                                               19,678

Prospectus and shareholders' reports                                    14,295

Loan commitment fees--Note 2                                             2,085

Miscellaneous                                                               22

TOTAL EXPENSES                                                       1,261,651

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (126,963)

NET EXPENSES                                                         1,134,688

INVESTMENT INCOME--NET                                               4,199,167
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and options                  5,380,160

Net realized gain (loss) on financial futures                       (3,076,264)

NET REALIZED GAIN (LOSS)                                             2,303,896

Net unrealized appreciation (depreciation) on investments
  and options written [including ($285,891) net unrealized
  (depreciation) on financial futures]                               5,069,556

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               7,373,452

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                11,572,619

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                             -----------------------------------

                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,199,167           5,522,118

Net realized gain (loss) on investments         2,303,896           7,082,213

Net unrealized appreciation (depreciation)
   on investments                               5,069,556          (2,656,120)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   11,572,619           9,948,211
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (6,167,836)          (7,436,420)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  38,020,531          45,982,405

Dividends reinvested                            4,537,496           5,334,528

Cost of shares redeemed                       (45,286,016)        (45,199,078)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (2,727,989)          6,117,855

TOTAL INCREASE (DECREASE) IN NET ASSETS         2,676,794           8,629,646
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           141,132,348         132,502,702

END OF PERIOD                                 143,809,142         141,132,348

Undistributed investment income--net               77,548                --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,959,427           3,660,943

Shares issued for dividends reinvested            353,758             426,260

Shares redeemed                                (3,540,064)         (3,617,435)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (226,879)            469,768

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                      Year Ended December 31,
                                                                 -------------------------------------------------------------------

                                                                 2002           2001(a)        2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            12.59          12.33          11.66          12.85         12.70

Investment Operations:

Investment income--net                                            .38(b)         .50(b)         .78            .75           .79

Net realized and unrealized
   gain (loss) on investments                                     .68            .45            .67          (1.19)          .15

Total from Investment Operations                                 1.06            .95           1.45           (.44)          .94

Distributions:

Dividends from investment income--net                            (.56)          (.69)          (.78)          (.75)         (.79)

Net asset value, end of period                                  13.09          12.59          12.33          11.66         12.85
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 8.59           7.85          12.88          (3.48)         7.61
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .80            .80            .80            .80           .80

Ratio of net investment income
   to average net assets                                         2.97           4.06           6.58           6.16          6.19

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .09            .04            .09            .15           .17

Portfolio Turnover Rate                                       1471.49         470.01         660.78         462.29        957.80
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         143,809        141,132        132,503        161,007       181,520

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES  AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE CHANGES FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET
     INVESTMENT  INCOME PER SHARE BY $.17,  INCREASE NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS  PER SHARE BY $.17 AND DECREASE THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.44% TO 4.06%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Intermediate Term Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The investment objective was to provide investors with as high a level of current income as is consistent with the preservation of capital. On December 18, 2002, fund shareholders voted to change the fund' s investment objective. Effective January 20, 2003, the fund's investment objective will be to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction if the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $326,173, accumulated capital losses $13,739,828 and unrealized appreciation $3,464,713. In addition, the fund had $1,233,408 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $2,997,451 of the carryover expires in fiscal 2004, $1,424,799 expires in fiscal 2005, $7,926,711 expires in fiscal 2007 and $1,390,867 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $6,167,836 and $7,436,420.

During the period ended December 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $2,046,217, increased net realized gain (loss) on investments by $4,593,218 and decreased paid-in capital by $6,639,435. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of bor rowings. During the period ended December 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from January 1, 2002 through December 31, 2003 to reduce the management fee paid by the fund, to the extent that if the fund' s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking,
amounted   to   $126,963   during   the   period   ended   December  31,  2002.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2002, the fund was charged $169,885 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2002, the fund was charged $122,144 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2002, the fund was charged $19,678 pursuant to the custody agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) Commencing September 10, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. The fund derived $38,044 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and options, during the period ended December 31, 2002, amounted to $1,900,283,488 and $1,898,100,195, respectively.

In addition, the following table summarizes the fund's call/put options written during the period ended December 31, 2002:



                                               Face Amount                                            Options Terminated

                                                Covered by                  Premiums                               Net Realized
Options Written:                             Contracts ($)                  Received ($)               Cost ($)         Gain ($)
------------------------------------------------------------------------------------------------------------------------------------
Contracts outstanding
    December 31, 2001                                   --                       --

Contracts written                               40,000,000                    72,656

Contracts terminated:

    Expired                                     40,000,000                    72,656                     21,875          50,781

CONTRACTS OUTSTANDING
    DECEMBER 31, 2002                                   --                      --



The fund may purchase and write (sell) call/put options in order to gain exposure to, or protect against, changes in the market.


As writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2002, are set forth in the Statement of Financial Futures.

At December 31, 2002, the cost of investments for federal income tax purposes was $187,903,426; accordingly, accumulated net unrealized appreciation on investments was $3,464,713, consisting of $3,781,589 gross unrealized appreciation and $316,876 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus U.S. Treasury Intermediate Term Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S. Treasury Intermediate Term Fund, including the statements of investments and financial futures, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Treasury Intermediate Term Fund at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                             [ERNST & YOUNG LLP SIGNATURE LOGO]

New York, New York

February 7, 2003



IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the fund hereby designates 89.37% of the ordinary income dividends paid during its fiscal year ended December 31, 2002 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

GORDON J. DAVIS (61)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Senior Partner of LeBoeuf, Lamb, Greene & MacRae

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Consolidated Edison, Inc., a utility company, Director

*    Phoenix Companies Inc., a life insurance company, Director

*    Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    59 Wall Street Mutual Funds Group (11 Funds), Director

*    The Jeffrey Company, a private investment company, Director

*    QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

LYNN MARTIN (63)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    J.L.  Kellogg  Graduate  School  of  Management,  Northwestern  University,
     Professo

* Advisor to the international accounting firm of Deloitte & Touche, LLP and Chairperson to its Council for the Advancement of Women

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    SBC Communications, Inc., Director

* Ryder Systems, Inc., a supply chain and transportation management company, Director

*    The Proctor & Gamble Co., a consumer company, Director

*    TRW, Inc., an aerospace and automotive equipment company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 11


DANIEL ROSE (73)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Baltic-American Enterprise Fund, Director

*    Housing Committee of the Real Estate Board of New York, Inc., Director

*    Harlem Educational Activities Fund, Inc., President

NO.OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

PHILIP L. TOIA (69)

BOARD MEMBER (1997)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Retired  prior  to  January  4,  1997,Vice  Chairman,   Administration  and
     Operations of The Dreyfus Corporation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 11

                              --------------

SANDER VANOCUR (75)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    President of Old Owl Communications

NO.OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ANNE WEXLER (72)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Wilshire Mutual Funds (5 funds), Director

*    Methanex Corporation, a methanol producing company, Director

*    Member of the Council of Foreign Relations

*    Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

EUGENE MCCARTHY, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

CHARLES CARDONA, EXECUTIVE VICE PRESIDENT SINCE MARCH 2000.

     Vice Chairman and a Director of the Manager, Executive Vice President of the Distributor, President of Dreyfus Institutional Services Division, and an officer of 12 investment companies (comprised of 16 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1981.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprising 77 portfolios) managed by the Manager. He is 34 years old and had been an employee of the Manager since November 1992.


KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

                  For More Information

                        Dreyfus U.S. Treasury Intermediate Term Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  072AR1202